Exhibit 99.1


                              The Shaar Fund, Ltd.
                        c/o Shaar Advisory Services Ltd.
                       62 King George Street, Apartment 4F
                                Jerusalem, Israel



                                                    June 8, 2001

Cross Media Marketing Corporation
461 Fifth Avenue, 19th Floor
New York, New York 10017


Ladies and Gentlemen:

            Reference is made to the letter agreement, dated December 28, 2000, as amended as of February 27, 2001 (as so amended, the "December Letter Agreement"), between Cross Media Marketing Corporation, f/k/a Symposium Corporation (the "Company") and the undersigned (the "Purchaser"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the December Letter Agreement.

            This letter (the "Amendment") sets forth our agreement to further amend the December Letter Agreement as follows:

            1. The Company and the Purchaser agree that, prior to the Restriction Termination Date, if, on the date of a proposed conversion of the Series A Shares the Current Market Price is less than $1.50 per share, the Conversion Price will be $1.50 per share. As used herein, "Restriction Termination Date" means December 9, 2001, unless the Purchaser has given the Company a Restriction Termination Notice as provided below, in which event Restriction Termination Date means September 9, 2001. The Purchaser may, in its sole discretion, accelerate the Restriction Termination Date to September 9, 2001 by giving notice of such acceleration to the Company on or before August 9, 2001 (a "Restriction Termination Notice"). Accordingly, the second paragraph of
Section 6.1(c) of the Certificate is deemed to be eliminated and the following proviso is deemed to be added to the end of Section 6.1(a) of the Certificate:

            "provided, however, that if the Current Market Price on any Conversion Date prior to the Restriction Termination Date (as hereinafter defined) is less than $1.50 (subject to adjustment for any stock-split or stock combination or reverse stock split to occur after the date hereof), then, notwithstanding the preceding provisions of this Section 6.1(a), the Conversion Price on such Conversion Date shall be $1.50 (subject to adjustment for any stock-split or stock combination or reverse stock split to occur after the date hereof). The foregoing proviso will not apply to the determination of the Conversion Price on any Conversion Date on or after the Restriction Termination Date. As used herein, "Restriction Termination Date" means December 9, 2001 unless the Holder of the Series A Preferred Stock has given the Company a Restriction Termination Notice (as hereinafter defined), in which event Restriction Termination Date means September 9, 2001. The Holder of the Series A Preferred Stock may, in its sole discretion, accelerate the Restriction Termination Date to September 9, 2001, by giving written notice thereof to the Corporation on or before August 9, 2001 (a notice given pursuant to this sentence on or before August 9, 2001 being herein referred to as a "Restriction Termination Notice")."

            2. The Company and the Purchaser agree that the Company will not give a notice of redemption with respect to the Series A Shares prior to the earlier of: (a) the date on which the Purchaser gives a Restriction Termination Notice; or (b) if no Restriction Termination Notice is given, then 90 days prior to December 9, 2001. If the Purchaser gives a Restriction Termination Notice, then the Company may give a notice of redemption at any time beginning on the date of the Restriction Termination Notice. If the Company gives a notice of redemption pursuant to clause (a) of the immediately preceding sentence prior to September 9, 2001, such notice of redemption may provide for a Redemption Date at any time on or after September 9, 2001 (without regard to the sixty day minimum notice provision otherwise in effect), but not later than the 90th day following the date of such notice of redemption. If the Company gives a notice of redemption on or after September 9, 2001, the provisions of Sections 6.6 and
6.7 of the Certificate as currently in effect shall govern the giving of such notice of redemption.

            3. The Holder may convert the Series A Shares at any time prior to the Restriction Termination Date whether or not the Company has given a notice of redemption pursuant to Section 6.7. On or after the Restriction Termination Date, the Series A Shares may not be converted from and after the date on which the Company gives a redemption notice.

            4. In order to reflect the agreements of the Company and the Purchaser set forth in paragraphs 2 and 3 above, Sections 6.6 and 6.7 of the Certificate are hereby deemed to be amended to read in their entirety as follows:

            SECTION 6.6 Optional Redemption Under Certain Circumstances. At any time after sixty (60) days from the date of issuance of the Series A Preferred Stock, the Corporation, upon notice delivered to the Holder as provided in Section 6.7, may redeem, for cash all, but not less than all, of the Series A Preferred Stock (but only with respect to such Preferred Stock which was not, or is not, converted to Common Stock prior to the close of business on the date preceding the date of the notice of redemption given pursuant to Section 6.7), at one hundred percent (100%) of the Stated Value thereof (the "Optional Redemption Price"), together with all accrued and unpaid dividends thereon to the date of redemption (the "Redemption Date"), provided, however, that (i) the Corporation may not redeem any Series A Preferred Stock under this Section 6.6 if, on the date of the notice of redemption the average of the closing ask prices of the Common Stock during the twenty Trading Day period prior to said date is equal to or greater than $5.00 (subject to adjustment for any stock-split or stock combination or reverse stock split to occur after the Closing Date); and (ii) the Corporation will not give a notice of redemption with respect to the Series A Preferred Stock prior to: (x) if the Holder gives a Restriction Termination Notice, then the date on which such Restriction Termination Notice is given; or (y) if no Restriction Termination Notice is given, then ninety (90) days prior to December 9, 2001 (December 9, 2001 being the earliest Redemption Date that may be specified in a notice of redemption pursuant to this clause (y)). Except as set forth in this Section 6.6, the Corporation shall not have the right to prepay or redeem the Series A Preferred Stock. Upon issuing a notice of redemption as provided in Section 6.7 below, the Corporation shall be contractually bound to redeem the Series A Preferred Stock pursuant to the terms hereof and the Holder may not convert such Series A Preferred Stock except that (A) the Holder may convert the Series A Preferred Stock at any time prior to the Restriction Termination Date whether or not the Corporation has given a notice of redemption pursuant to Section 6.7; and (B) the Holder may convert under the circumstances set forth in the next sentence. If the Corporation thereafter defaults or otherwise breaches its obligations to redeem the Series A Preferred Stock, the Holder may, at its election, (i) seek damages from the Corporation, or (ii) convert the Series A Preferred Stock into Common Stock pursuant to the terms hereof, provided, however, that the Holder may select any date within the sixty day period prior to, or the thirty day period after, the Redemption Date as the Conversion Date for purposes of determining the Conversion Price.

            SECTION 6.7 Notice of Redemption. Notice of redemption pursuant to Section 6.6 shall be provided by the Corporation to the Holder in writing (by telecopy, registered mail or overnight courier at the Holder's last address appearing in the Corporation's security registry) not less than sixty (60) nor more than ninety (90) days prior to the Redemption Date, which notice shall specify the Redemption Date and refer to Section 6.6 (including a statement of the Market Price per Common Share) and this Section 6.7; provided, however, that if the Corporation gives a notice of redemption prior to September 9, 2001 pursuant to clause (ii)(x) of the proviso to the first sentence of Section 6.6, such notice of redemption may be given without regard to a minimum notice requirement as long as the Redemption Date is on or after September 9, 2001, but such notice shall not be given more than ninety (90) days prior to the Redemption Date.

            4. The Company hereby notifies the Purchaser that all notices to be given to the Company pursuant to the Securities Purchase Agreement or any other agreement between the Company and the Purchaser should be directed to it at the address set forth above, to the attention of Ronald Altbach, Chairman and Chief Executive Officer and that the Company's telephone number is 212-457-1200 and its facsimile number is 212-457-1202. The Purchaser hereby notifies the Company that all notices to be given to the Purchaser pursuant to the Securities Purchase Agreement or any other agreement between the Company and the Purchaser, including without limitation notices of redemption pursuant to Section 6.7 of the Certificate, may be directed to it c/o Levinson Capital Management, 2 World Trade Center, Suite 1820, New York, New York 10048 and its facsimile number c/o Levinson Capital Management is 212-432-7771.

            5. The Purchaser further agrees that it will not transfer any Series A Shares unless and until the proposed transferee has agreed in writing to be bound by the provisions of the December Letter Agreement, as amended hereby, fully and to the same extent as the Purchaser is so bound and causes a copy of such agreement to be delivered to the Company. Any transfer in violation of the immediately preceding sentence will be void and will not be recognized by the Company.

            6. All references in the December Letter Agreement to "this Agreement," "herein", "hereof" or the like shall hereinafter be deemed to refer to the December Letter Agreement as amended hereby. Except as expressly amended hereby, the December Letter Agreement shall remain in full force and effect as originally executed and delivered by the Company and the Purchaser. The provisions of paragraph 7 of the December Letter Agreement shall apply to this Amendment (and to the December Letter Agreement as amended hereby) fully and to the same extent as if set forth in their entirety herein and for this purpose, such provisions are incorporated by reference herein.

            If the foregoing correctly sets forth our understanding, please so indicate by signing an enclosed counterpart of this Agreement and returning it to the undersigned, whereupon it will constitute a binding agreement between us. This Amendment may be executed in counterparts and by the parties hereto in separate counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                                    Very truly yours,

                                    THE SHAAR FUND LTD.
                                    By:  LCM LLC

                                    By: /s/ Sam Levinson
                                       -------------------

Accepted and agreed to as of
the date first above written:

CROSS MEDIA MARKETING CORPORATION


By: /s/ Ronald Altbach
   ---------------------------------
   Ronald Altbach
   Chairman of the Board and Chief Executive Officer